Exhibit 99.1

Quality People. Building Solutions. NYSE: FIX August 10, 2020

SAFE HARBOR

Certain statements and information in this presentation may constitute forward-looking statements regarding our future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, the "Company") concerning future developments and their effect on the Company. While the Company's management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. All comments concerning the Company's expectations for future revenue and operating results are based on the Company's forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company's forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company's control) and assumptions that could cause actual future results to differ materially from the Company's historical experience and its present expectations or projections.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company's labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; the Company's business being negatively affected by health crises or outbreaks of disease, such as epidemics or pandemics; financial difficulties affecting projects, vendors, customers, or subcontractors; the Company's backlog failing to translate into actual revenue or profits; failure of third party subcontractors and suppliers to complete work as anticipated; difficulty in obtaining or increased costs associated with bonding and insurance; impairment to goodwill; errors in the Company's percentage-of-completion method of accounting; the result of competition in the Company's markets; the Company's decentralized management structure; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or performing government contracts; shortages of labor and specialty building materials; retention of key management; seasonal fluctuations in the demand for mechanical or electrical systems; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; adverse litigation results; an increase in our effective tax rate; an information technology failure or cyber security breach; and other risks detailed in our reports filed with the Securities and Exchange Commission (the "SEC").

For additional information regarding known material factors that could cause the Company's results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

NON-GAAP MEASURES

Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles ("GAAP"). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnote. See the Appendices for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

COMFORT SYSTEMS USA

COMFORT SYSTEMS USA 2 • Leading national mechanical, electrical and plumbing (“MEP”) installation and service provider • $2.6B yearly revenue • 11,400+ employees • History of profitable growth • Balanced construction and service portfolio

NATIONAL FOOTPRINT 3 147 locations | 116 cities | 11,400 employees

8% 12% 44% 30% 6% New Construction Existing Building Construction Modular Construction Service Projects Service Calls, Maintenance & Monitoring REVENUE BREAKDOWN – YTD 2020 4 Activity YTD 2020 Revenue = $1.44B Healthcare 14% Education 17% Government 5% Industrial 40% Office Buildings 11% Other 4% Retail / Restaurant / Entertainment 9% Market Sector

Materials Labor Subcontract Other Cost of Sales Breakdown 5 2019 Other includes equipment rentals, vehicles, rent etc. 15% 11% 38% 36% 2018 15% 11% 40% 34%

CONSTRUCTION BACKLOG 6 $763 $948 $1,166 $1,602 $1,531 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2016 2017 2018 2019 Q2 2020 ($ in millions)

SERVICE MAINTENANCE BASE 7 $111 $116 $123 $127 $128 $100 $105 $110 $115 $120 $125 $130 2016 2017 2018 2019 Q2 2020 ($ in millions)

RECENT FINANCIAL PERFORMANCE 8 Three Months Ended Six Months Ended ($ in millions, except per share information) 6/30/20 6/30/19 6/30/20 6/30/19 Revenue $743.5 $650.3 $1,443.6 $1,188.8 Net Income $39.5 $24.2 $57.2 $44.0 Diluted EPS $1.08 $0.65 $1.55 $1.18 Adjusted EBITDA (1) $78.7 $49.8 $115.6 $88.3 Operating Cash Flow $141.9 $25.6 $163.8 $26.6 (1) Adjusted EBITDA is a non - GAAP financial measure. See Appendix for a GAAP reconciliation to Adjusted EBITDA.

FOCUS ON CASH FLOW • Positive free cash flow for 21 consecutive years • Increased dividend for 7 consecutive years • Debt/TTM EBITDA = 0.96 • $53.3M cash at June 30, 2020 • $231.5M total debt at June 30, 2020 • Debt capacity – $193.8M borrowings at 6/30/20 – $600M senior credit facility – 2025 maturity 9

10 CONSISTENT CAPITAL ALLOCATION ($ in thousands) $45,034 70% $10,906 17% $8,749 13% Average 2006 - 2019 Acquisitions Share Repurchases Dividends $64,689 $56,273 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 Free Cash Flow Disc Spending

MODULAR OFF - SITE CONSTRUCTION 11

OUR STRENGTH 12 • Consistent free cash flow • Strong Balance Sheet • Acquisition record • Leading innovation • Profitable growth

THANK YOU 13 147 Locations 36 operating companies across America at 147 locations in 116 cities 11,400+ of the most qualified HVAC and electrical contracting personnel in America 11,400+ Employees $2.6 Billion $2.6 billion in yearly revenue CONTACT: Bill George Executive Vice President & CFO 1 - 800 - 723 - 8431 Bill.George@comfortsystemsusa.com www.comfortsystemsusa.com

APPENDIX – GAAP RECONCILIATION TO ADJUSTED EBITDA 14 Three Months Ended June 30, Six Months Ended June 30, ($ in thousands) 2020 2019 2020 2019 Net Income $39,495 $24,173 $57,211 $44,039 Provision for Income Taxes 15,070 6,933 21,821 13,866 Other (Income) Expense, net — (149) (25) (164) Changes in the Fair Value of Contingent Earn - out Obligations 3,871 1,762 1,599 1,920 Interest Expense, net 2,526 2,983 5,079 4,020 Gain on Sale of Assets (312) (192) (866) (411) Depreciation and Amortization 18,083 14,295 30,774 25,019 Adjusted EBITDA $78,733 $49,805 $115,593 $88,289 Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net in come, provision for income taxes, other expense (income), net, changes in the fair value of contingent earn - out obligations, interest expense, net, gain on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by t hir d parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBI TDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.